SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                March 21, 2003
                       (Date of earliest event reported)

                         SELAS CORPORATION OF AMERICA

            (Exact name of registrant as specified in its charter)



                           Pennsylvania
          (State or other jurisdiction or Incorporation)


         1-5005                          23-1069060
(Commission File Number)    (IRS Employer Identification No.)

             1260 Red Fox Road, Arden Hills, MN 55112
        Address of principal executive offices) (Zip Code)

                                (651) 604-9770
             (Registrant's telephone number, including area code)

                              Not Applicable
     (Former name, former address and former fiscal year, if changed since last report)





Item 9.  Regulation FD Disclosure

       On March 19, 2003, Selas Corporation of America announced earnings for the quarter and year ended December 31, 2002 and discussed recent developments. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.






                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Selas Corporation of America





                                  By: /s/ Robert F. Gallagher
                                 ------------------------------
                                 Robert F. Gallagher
                                 Chief Financial Officer



Date: March 21, 2003